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                                                                 EXHIBIT 10.15b



SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO SUBSIDIARY GUARANTY CONSTITUTING EXHIBIT 10.15a HERETO


1. Keystone Facility Subsidiary Guaranty dated as of August 24, 2000 by Reliant Energy Northeast Management Company, Reliant Energy Maryland Holdings, LLC, Reliant Energy New Jersey Holdings, LLC and Reliant Energy Mid-Atlantic Power Services, Inc.

2. Shawville Facility Subsidiary Guaranty dated as of August 24, 2000 by Reliant Energy Northeast Management Company, Reliant Energy Maryland Holdings, LLC, Reliant Energy New Jersey Holdings, LLC and Reliant Energy Mid-Atlantic Power Services, Inc.